PREFERRED VOICE, INC.

                                 2000 STOCK PLAN

                           FOR INCENTIVE STOCK OPTIONS

                         AND OTHER EQUITY PARTICIPATION

         1. Purpose. The purpose of the 2000 Stock Plan for Incentive and Other Stock Options and Other Equity Participation (the "Plan") is to attract key employees, consultants, and other participants to the Company and to provide such persons with a proprietary interest in the Company through the granting of equity interests which will:

               a) increase the interest of the participants in the Company's welfare;

               b) furnish an incentive to the participants to continue their services for the Company; and

               c) provide a means through which the Company may attract able persons to enter its employ.

         2. Intent to Qualify. It is the Company's intention that certain of the options granted under this Plan qualify for Federal Income Tax treatment as "incentive stock options" under Section 422A of the Internal Revenue Code of l986, as amended. To the extent that any provision of this Plan would disqualify all options granted under this Plan from being incentive stock options, then such provision is an error and the Plan shall be construed as if not containing that particular provision and enforced accordingly.

         3. Administration. The Board of Directors will administer the Plan, or in its discretion, the Board of Directors may form a Stock Option Committee to administer the Plan. As used in this Plan, the term "committee" shall refer to the body charged with administering the Plan, whether that is the Board of Directors as a whole or the Stock Option Committee.

         4. Participants. All employees of the Company and its subsidiaries, if any, are eligible to receive incentive stock options. Consultants and other participants who render services to the Company and its subsidiaries, if any, may receive non-incentive stock options under the Plan. All employees, consultants and other participants who render services to the Company are eligible to receive the other equity provided under the Plan. The Committee shall, from time to time, select the particular employee, consultant, or other participant to whom options are to be granted, and who will, upon such grant, become participants in the Plan.

         5. Types of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Purchase Agreements, (b) Stock Awards, (c) Incentive Stock Options, (d) Non-qualified Stock Options and (e) Stock Appreciation Rights, all as described below.

         6. Stock Ownership Limitation. No incentive option may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or any of its Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the stock at the time the option is granted and the option is not exercisable more than five (5) years from the date it is granted.

         7. Stock Reserved Under Plan. There is hereby reserved for issuance under the Plan an aggregate of 2,000,000 shares of Common Stock. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.

         8. Limitation on Amount. The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive options are exercisable for the first time by a participant during any calendar year (under all incentive stock option plans of the Company and Subsidiaries) shall not exceed One Hundred Thousand Dollars ($l00,000) (or any greater amount as may be permitted for incentive stock options under the Internal Revenue Code as it may be amended from time to time).

         9. Allotment of Shares. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options to participants under the Plan. The grant of an option to a participant shall not be deemed either to entitle the participant to, or to disqualify the participant from, participation in any other grant of options under the Plan.

         10. Grant of Options. The Committee shall grant all options under the Plan. The grant of options shall be evidenced by 2000 Stock Option Agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan, including provisions that may be necessary to assure that any incentive option is an incentive stock option under the Internal Revenue Code. Each incentive option agreement shall specify that it is an incentive option, and each other option agreement shall specify it is a non-qualified option. The other provision of Stock Option Agreements may include, without limitation, provisions for repurchase of shares issued pursuant to exercise of option or agreements regarding offsets of liabilities and obligation to the Company. The Company shall execute such l994 Stock Option Agreements upon instructions from the Committee. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant options under the Plan prior to the time of stockholder approval.

         11. Option Price. The option price shall not be less than l00% of the fair market value per share of the Common Stock on the date the option is granted. The Committee shall determine the fair market value of the Common Stock on the date of grant, and shall set forth the determination in its minutes, using any reasonable valuation method.

         12. Option Period. The Option Period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten (l0) years from the date the option is granted. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine. The Committee may provide for termination of the Option Period in the case of termination of employment or any other reason. In the event of a disability or other circumstance beyond the control of an option holder which prevents the option holder from performing services to the Company, it shall be presumed that there is an interruption in his employment or services unless the Committee affirmatively determines in writing that such disability does not constitute interruption or employment or service. The Committee may accelerate the vesting of some or all of the options granted under the Plan in the event of an involuntary termination of an option holder.

         13. Stock Purchase Agreements. Stock Purchase Agreements will consist of agreements for the present or future sale of Common Stock by the Company to a participant at such prices (not less than 100% of the fair market value of the Common Stock) and on such terms and conditions as the Committee deems appropriate.

         14. Stock Awards. Stock Awards will consist of shares of Common Stock transferred to participants as a bonus for services rendered to the Company, without other payment therefor. Stock Awards may be subject to such terms and conditions as the Committee deems appropriate.

         15. Stock Appreciation Rights. The Committee may, in its discretion, grant a Stock Appreciation Right to the holder of any Incentive Stock Option or Non-qualified Stock Option granted hereunder. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan, as the Committee shall determine from time to time, including the following:

         (a) A Stock Appreciation Right relating to an Incentive Stock Option or a Non-qualified Stock Option granted hereunder may be made part of such option at the time of its grant or any time thereafter.

         (b) Each Stock Appreciation Right will entitled the holder to elect to receive, in lieu of exercising the option to which it relates, an amount (in cash or in Common Stock, or a combination thereof, in one or more installments and under such other conditions as are established by the Committee) up to 100% (or such lesser percentage or amount as may be determined by the Committee) of the excess of

                  (i) the fair market value per share of the Company's Common Stock as of the date of exercise of such right, as such value shall be determined by the Committee, multiplied by the number of shares with respect to which the right is being exercised, over

                  (ii) the aggregate option price for such number of shares.

         (c) Each Stock Appreciation Right will be exercisable at the time and to the extent the option to which it relates is exercisable.

         (d) Upon exercise of a Stock Appreciation Right, the option with respect to which such right is exercised shall be surrendered and shall not thereafter be exercisable. Upon exercise of an Incentive Stock Option or a Non-qualified Stock Option, the Stock Appreciation Right, if any, related to such option shall be surrendered and shall not thereafter be exercisable.

         (e) Partial exercise of a Stock Appreciation Right will reduce the number of shares of Common Stock purchasable pursuant to the related option (and available under the Plan) to the extent of the number of shares with respect to which the right is exercised, whether or not any portion of the payment made upon exercise of such right is made in Common Stock of the Company. Partial exercise of an Incentive Stock Option or Non-qualified Stock Option will reduce the number of shares of Common Stock to which a related Stock Appreciation Right applies (and available under the Plan) to the extent of the number of shares with respect to which the option is exercised.

         (f) Each Stock Appreciation Right will be transferable only when the underlying option is transferable and under the same conditions.

         Stock Appreciation Rights that relate to Incentive Stock Options shall be subject to such further requirements as may be imposed pursuant to Section 422A of the Code.

         16. Rights in Event of Death. If a participant dies prior to the termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised on the date of death, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, provided the option is exercised prior to the date of its expiration or one (l) year following the date of death, whichever first occurs.

         17. Payment. Full payment for shares purchased upon exercising an option shall be made in cash or by check at the time of exercise, or on such other terms as are set forth in the applicable option agreement. Payment of the purchase price shall be made upon exercise of any such option and shall be made in cash, in cash and debt or in Common Stock, valued at the fair market value or a combination thereof, as determined by the Committee. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.

         18.      Stock Purchase Loans.

         a)       Discretionary with Committee

                  The Board of Directors may in its sole discretion determine to make or guarantee a loan to any key employee who is not an officer or director of the Company to whom a Plan Option has been granted to aid or enable him or her to exercise that option. In such event, the terms of the loan (or, if applicable, the guaranty) shall be commercially reasonable, as determined by the Committee of Directors, and such loan (or, if applicable, the guaranty) shall be secured by a collateral pledge of the option shares purchased with the proceeds of the loan.

         b)       Officer and Directors Excluded

                  No person who is an officer or director of the Company may receive a loan or guaranty from or by the Company.

         19. Exercise of Option. Options granted under the Plan may be exercised during the Option Period, at such times and in such amounts, in accordance with such terms and conditions and subject to such restrictions as are set forth in the applicable stock option agreements. In no event may an option be exercised or shares be issued pursuant to an option if any necessary listing of the shares on a stock exchange or any necessary registration under state or federal securities laws has not been accomplished.

         20. Capital Adjustments and Reorganization. The number of shares of Common Stock covered by each outstanding option granted under the Plan and the option price will be adjusted to reflect any stock split, reverse stock split, stock dividend in the nature of a stock split, or recapitalization in the nature of a stock split; and may be adjusted to reflect, as deemed appropriate and equitable by the Committee, any other stock dividend, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation, or the like of or by the Company. In the event the Company is merged or consolidated with another corporation, then this option shall become a right to purchase shares in the surviving entity, subject to the adjustments described above.

         21. Non-Assignability. Options may not be transferred other than by will or the laws of descent and distribution. During a participant's lifetime, only the participant may exercise options granted to a participant.

         22. Interpretation. The Committee shall interpret the Plan and shall prescribe such rules in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules.

         23. Amendment or Discontinuance. The Plan may be amended or discontinued by the Committee without the approval of the stockholders of the Company except that any amendment that would (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities that may be issued under the Plan, or (c) materially modify the requirements of eligibility for participation in the Plan must be approved by the stockholders of the Company.

         24. Effect of the Plan. Neither the adoption of this Plan nor any action of the Committee shall be deemed to give any officer or employee any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein. No officer or employee of the Company may promise an option except as authorized and granted by the Committee.

         25. Tenure. A participant's right, if any, to continue to serve the Company and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

         26. Duration. This Plan shall endure until the first to occur of the following events:

         a)       All Shares Optioned and Purchased

                  This Plan shall terminate as soon as all of the Plan Stock has been fully issued.

         b)       Cancellation by Board of Directors

                  If any time the Board of Directors of the Company shall in its discretion determine that the continuation of this Plan is not in the best interests of the Company, it may by majority vote terminate this Plan. Any such termination shall be without prejudice to the Option Rights of employees then holding unexpired and unexercised options granted under this Plan.

         c)       Expiration Date

                  The Plan shall expire on the 29th day of September, 2010, which is the tenth (10th) anniversary date of the Plan. Such expiration shall be without prejudice to the Option Rights of employees then holding unexpired and unexercised options granted under this Plan.

         27. Definitions. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

                  a) "Plan" means this 2000 Stock Option Plan as amended from time to time.

                  b)  "Company"   means  Preferred   Voice,   Inc.,  a  Delaware
         corporation.

                  c) "Committee" means the Board of Directors of the Company, or if one if formed, the Stock Option Committee of the Board.

                  d) "Common Stock" means the Common Stock that the Company is currently authorized to issue or may in the future be authorized to issue.

                  e) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporation.

                  f) "Option Period" means the period during which an option may be exercised.